SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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BANCINSURANCE CORPORATION
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT for the
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Nominees for Election as Directors at the Annual Meeting
PRINCIPAL SHAREHOLDERS
COMPENSATION OF EXECUTIVE OFFICERS
CODE OF ETHICS
AUDIT COMMITTEE MATTERS
TRANSACTIONS WITH RELATED PERSONS
SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

BANCINSURANCE CORPORATION
250 East Broad Street
Tenth Floor
Columbus, Ohio 43215
www.bancins.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 2, 2008

To Our Shareholders:

Notice is hereby given that the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of Bancinsurance Corporation will be held at The Columbus Club, 181 East Broad Street, Columbus, Ohio 43215, on Monday, June 2, 2008, at 4:00 p.m., Eastern Daylight Time, for the following purposes:

1. To elect seven directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified; and

2. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 9, 2008 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

We hope you can attend the Annual Meeting.

We urge you to complete, sign, date and return the enclosed proxy card as soon as possible so that your common shares may be voted in accordance with your wishes. Proxies are revocable at any time prior to being exercised at the Annual Meeting and, if you attend the Annual Meeting and wish to vote in person, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Matthew C. Nolan
Secretary

Columbus, Ohio
April 30, 2008

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

BANCINSURANCE CORPORATION
250 East Broad Street
Tenth Floor
Columbus, Ohio 43215
www.bancins.com

PROXY STATEMENT
for the
Annual Meeting of Shareholders
To Be Held June 2, 2008

April 30, 2008

This Proxy Statement is furnished to the shareholders of Bancinsurance Corporation in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of Shareholders to be held on June 2, 2008, at 4:00 p.m., Eastern Daylight Time, at The Columbus Club, 181 East Broad Street, Columbus, Ohio 43215, and at any adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card are first being sent or given to the Company’s shareholders on or about April 9, 2008. The Annual Report of the Company for the fiscal year ended December 31, 2007, including consolidated financial statements, is being mailed to all shareholders together with this Proxy Statement. All references in this Proxy Statement to “Bancinsurance,” the “Company,” “we” or “us” refer to Bancinsurance Corporation.

You may ensure your representation at the Annual Meeting by completing, signing, dating and promptly returning the enclosed proxy card in the envelope provided. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (1) filing with the Company a notice in writing revoking your proxy, (2) by duly executing and returning a proxy card bearing a later date or (3) by attending the Annual Meeting, giving notice of revocation of your proxy and voting in person. Attending the Annual Meeting will not, in and of itself, revoke a previously-appointed proxy. Subject to such revocation and except as otherwise stated in this Proxy Statement or in the proxy card, all proxies duly executed and received prior to or at the time of the Annual Meeting will be voted in accordance with the instructions contained therein. If no instructions are given (excluding broker non-votes), valid proxies will be voted for the election of the director nominees identified herein and, at the discretion of the proxy holders, on any other matters that may properly be brought before the Annual Meeting.

The entire expense of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and the other materials used in the solicitation of proxies will be paid by the Company. Proxies may be solicited personally or by telephone, mail, electronic mail, facsimile or telegraph. Officers or employees of the Company may assist with solicitations and will receive no additional compensation for their services. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Company’s common shares.

VOTING SECURITIES

Holders of record of the Company’s common shares, without par value (the “Common Shares”), at the close of business on April 9, 2008 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 4,997,950 Common Shares issued and outstanding. Each Common Share outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. A quorum for the Annual Meeting is a majority of the issued and outstanding Common Shares as of the Record Date. Common Shares represented by properly executed proxies returned to the Company prior to or at the Annual Meeting will be counted toward the establishment of a quorum for the Annual Meeting even though they are marked “Abstain” or “Withheld” (from any or all nominees for director) or are not marked at all.

Broker/dealers who hold Common Shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which they are members, sign and submit proxies for such Common Shares and may vote such Common Shares on routine matters such as the election of directors, but broker/dealers may not vote such Common Shares on non-routine matters without specific instructions from the beneficial owner of such Common Shares. Proxies that are signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as “broker non-votes.” Broker non-votes count toward the establishment of a quorum for the Annual Meeting.

The laws of the State of Ohio under which the Company is incorporated provide shareholders with cumulative voting rights in the election of directors under certain circumstances. A shareholder must give notice in writing to the President, a Vice President or the Secretary of the Company before 4:00 p.m. on May 31, 2008 if he or she desires cumulative voting in the election of directors. If cumulative voting is requested and an announcement of the giving of such notice is made upon convening of the Annual Meeting by the chairman or the secretary of the Annual Meeting or by or on behalf of the shareholder requesting cumulative voting, each shareholder will have cumulative voting rights in the election of directors. Cumulative voting entitles each shareholder to cumulate the voting power he or she possesses in the election of directors and give one nominee as many votes as is determined by multiplying the number of votes to which he or she is entitled by the number of directors to be elected, or to distribute his or her votes on the same principle among two or more of the nominees, as he or she sees fit.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of members of our Board of Directors (the “Board”) has been fixed at eight by action of the Board pursuant to the Company’s Amended and Restated Code of Regulations (the “Regulations”). Each member of the Board serves until the next annual meeting of shareholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal. On June 28, 2007, Si Sokol, who founded the Company, retired as Chairman of the Board, Chief Executive Officer and a Director. The Board is in the process of identifying and evaluating qualified candidates to fill the vacancy on the Board created by Mr. Sokol’s retirement. Upon completion of this process, the Board will either appoint a director to fill the vacancy or reduce the size of the Board.

The Board has nominated the seven persons identified below for election as directors of the Company at the Annual Meeting. The seven nominees receiving the greatest number of votes will be elected as directors. Withheld votes with respect to any nominee will have no effect on the election of that nominee. If voting for the election of directors is cumulative, the persons named in the enclosed proxy intend to vote the Common Shares represented by the proxies held by them so as to elect as many of the seven nominees named below as possible. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

Unless otherwise directed in your proxy, the Common Shares voted pursuant to your proxy will be voted FOR the election of the nominees identified below. In the event that any of the nominees for director becomes unable to serve or for good cause will not serve, the proxy holders reserve full discretion to vote the Common Shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee(s) designated by the Board of Directors.

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees for director named below.

Nominees for Election as Directors at the Annual Meeting

		Current Position	Director
Name	Age	with Company	Since

John S. Sokol	45	Chairman of the Board, Chief Executive Officer, President, Chairman of Executive Committee	1990
Douglas G. Borror	52	Director, member of Compensation Committee	2004
Kenton R. Bowen	45	Director, member of Audit Committee	2002
Stephen P. Close	58	Director, member of Audit Committee, member of Compensation Committee	2006
Edward N. Cohn	49	Director	2007
Daniel D. Harkins	78	Director, Chairman of Audit Committee, member of Executive Committee	1981
Matthew D. Walter	39	Director, Chairman of Compensation Committee, member of Executive Committee	2001

John S. Sokol has been Chairman of the Board and Chief Executive Officer of the Company and Ohio Indemnity Company, the Company’s wholly-owned property/casualty insurance subsidiary (“Ohio Indemnity”), since June 2007 and President of the Company and Ohio Indemnity since June 1999. He was the Acting Chief Executive Officer of the Company and Ohio Indemnity from March 2007 until June 2007, Executive Vice President of the Company and Ohio Indemnity from June 1996 until June 1999 and Vice President of the Company and Ohio Indemnity from 1993 until June 1996. From 1989 until 1993, John S. Sokol served as an officer for Manufacturers Hanover and Chemical Bank, a national provider of banking and financial services. John S. Sokol is the son of Si Sokol.

Douglas G. Borror has been Chairman of the Board of Dominion Homes, Inc., a regional home builder, since July 1999 and Chief Executive Officer of Dominion Homes, Inc. since September 1992. Mr. Borror was President of Dominion Homes, Inc. from November 2004 until March 2006. He serves on the Board of Directors of Columbia Gas of Ohio, Inc., a natural gas utility company, and is a member of the Board of Trustees of The Ohio State University.

Kenton R. Bowen has served as Executive Vice President of Teleperformance USA, a technical support and customer service outsourcing company, since January 2006. From 1996 until January 2006, he was the President and a Director of CallTech Communications, LLC, a technical support and customer service outsourcing company. From 1992 until 1996, he was the Vice President of Corporate Finance for Provident Bank, a national provider of banking and financial services. From 1990 until 1992, Mr. Bowen was a Vice President for Bank One, a national provider of banking and financial services. Mr. Bowen serves on the Board of Directors of Adams Medical Venture, a private medical venture capital company, and serves as a Managing Partner of Weiler-Bowen, Ltd., a real estate development firm.

Stephen P. Close has served as Senior Vice President for Coinmach Corporation, a provider of coin operated laundry vending equipment to multi-family housing and universities, since 1997. From 1975 until 1997, he served as President and Chief Executive Officer for National Coin Laundry, a provider of coin operated laundry vending equipment to multi-family housing and universities and commercial industrial laundry equipment to nursing homes, athletic clubs and hospitals.

Edward N. Cohn has served as President and Chief Executive Officer of Big Brothers Big Sisters of Central Ohio, a non-profit corporation that provides quality mentoring relationships to youth, since March 2006. From August 1998 to March 2006, he served as President of Unizan Bank, Columbus, a provider of banking and financial services. Mr. Cohn was employed by County Savings Bank from 1985 to 1998, and served as Chairman and Chief Executive Officer from 1993 to 1998.

Daniel D. Harkins is a private investor. Prior to 1987, Mr. Harkins owned and served as President of Ace Beverage Distributing Company. From 1978 until 1980, he served as a consultant for A. T. Kearney, Inc., a management consulting firm. From 1973 until 1978, he served as General Sales Manager and International Sales Manager for several divisions of Ashland Chemical Company.

Matthew D. Walter has served as the Chairman of the Board and Chief Executive Officer of BoundTree Medical Products, Inc., a provider of medical equipment to the emergency care market, since November 2000. He has also served as Managing Partner of Talisman Capital Partners, a private investment company, since June 2000. From July 1996 until September 2000, Mr. Walter served as Vice President and General Manager of National PharmPak, Inc., a subsidiary of Cardinal Health, Inc., a provider of products and services to the health care industry.

Director Independence

The Board of Directors currently has seven members. Although the Company is not a listed issuer whose securities are listed on a national securities exchange or in an inter-dealer quotation system which has requirements that a majority of the Board be independent, the Board has determined that six of its current members (Douglas G. Borror, Kenton R. Bowen, Stephen P. Close, Edward N. Cohn, Daniel D. Harkins and Matthew D. Walter) qualify as independent directors under the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). When determining whether a director or nominee for director meets the criteria for independence required by the Nasdaq rules, the Board broadly considers all relevant facts and circumstances to determine whether the director or nominee has any relationship which, in the Board’s opinion, interferes with the exercise of independent judgment in carrying out the responsibilities of a director. With respect to the six independent directors, there are no transactions, relationships or arrangements not requiring disclosure pursuant to Item 404(a) of Regulation S-K that were considered by the Board in determining that these individuals are independent under the Nasdaq rules. John S. Sokol, our Chairman, Chief Executive Officer and President, does not qualify as independent as a result of his service as an executive officer. Si Sokol, who served as the Company’s Chairman and Chief Executive Officer until his retirement on June 28, 2007, did not qualify as independent as a result of his service as an executive officer. Saul Sokol, who served as a director until his retirement from the Board at the 2007 Annual Meeting of Shareholders, did not qualify as independent as a result of his familial relationship with executive officers.

Board Meetings and Committees

The Board of Directors has three standing committees:  (1) the Audit Committee; (2) the Compensation Committee; and (3) the Executive Committee. The Board held six meetings during the 2007 fiscal year. Each of the directors attended at least 75% of the total number of meetings of the Board and the committees on which he served during the 2007 fiscal year (in each case, held during the period that he served), except for Si Sokol, Kenton R. Bowen and Stephen P. Close.

The Audit Committee operates pursuant to a written Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is available on the Company’s website at www.bancins.com. The Company will also provide, free of charge, copies of the Audit Committee Charter upon written request directed to the Company’s Secretary at 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215. The Audit Committee’s purpose is to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing and financial reporting practices. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk and the Company’s compliance with significant applicable legal, ethical and regulatory requirements as well as responsibility for the appointment, replacement, compensation, and oversight of the independent registered public accounting firm (the “independent auditor”) engaged to prepare or issue audit reports on our consolidated financial statements. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities of the Audit Committee in carrying out its oversight role are delineated in the Audit Committee Charter. Each member of the Audit Committee qualifies as independent under the applicable (1) Securities and Exchange Commission (“SEC”) rules and (2) Nasdaq rules. The Board has determined that Kenton R. Bowen qualifies as an audit committee financial expert as defined in the SEC rules. The Audit Committee held seven meetings during the 2007 fiscal year.

The Compensation Committee’s purpose is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and directors and the administration of the Company’s equity compensation plans. The Compensation Committee does not have a written charter and operates pursuant to authority delegated by the Board. The Compensation Committee’s duties and authority include: (1) administering the Company’s 1994 Stock Option Plan (the “1994 Stock Plan”) and the Company’s 2002 Stock Incentive Plan (other than with respect to awards to non-employee directors which are made by the full Board) (the “2002 Stock Plan”); (2) reviewing, considering and determining the compensation and benefits for the Company’s executive officers; and (3) reviewing, considering and making recommendations to the Board concerning executive officer organizational issues and succession plans and director compensation. The Compensation Committee annually reviews and evaluates the performance of the executive officers and determines the elements and amount of their compensation. At the request of the Chairman of the Compensation Committee, our Chief Executive Officer attends Compensation Committee meetings. The Chief Executive Officer also makes recommendations to the Compensation Committee regarding compensation for the executive officers (excluding himself). The Compensation Committee considers the Chief Executive Officer’s recommendations, but makes all final decisions concerning executive compensation. With respect to the Chief Executive Officer’s compensation, the Compensation Committee has discussions with the Chief Executive Officer concerning his compensation package but makes decisions with respect to his compensation without him being present.

The Compensation Committee has the authority to retain, terminate and approve the fees for consultants to assist in discharging its duties. During 2007, the Compensation Committee engaged Hewitt Associates LLC (“Hewitt”) to perform an analysis of the competitiveness of the compensation program for the Company’s Senior Vice President of Lender Services. Hewitt reported directly to the Compensation Committee with respect to this engagement. The Compensation Committee also engages Wendy Schutt: Human Resources Consulting (“Wendy Schutt”) from time to time to assist the Compensation Committee in its administration of executive officer compensation. During 2007, Wendy Schutt performed market analyses of executive compensation practices, regularly attended the meetings of the Compensation Committee and assisted in preparing the agenda for the Compensation Committee meetings. While the Chief Executive Officer, consultants and others may assist the Compensation Committee from time to time in discharging its duties, the Compensation Committee does not delegate its duties to other persons. Each member of the Compensation Committee qualifies as independent under the Nasdaq rules. The Compensation Committee held four meetings during the 2007 fiscal year. See the “Compensation of Executive Officers” section of this Proxy Statement for more information about our 2007 executive officer compensation.

Between meetings of the Board of Directors, the Executive Committee has, to the extent permitted by law, all of the powers of the Board. The Executive Committee did not hold any meetings during the 2007 fiscal year.

Nomination and Election of Directors

Because the family of Si Sokol beneficially owns a majority of the issued and outstanding Common Shares, the Board of Directors has not established a nominating committee or adopted a nominating committee charter. Instead, the full Board is responsible for identifying and selecting the nominees for director to be elected at the annual meeting of shareholders.

When considering candidates for the Board of Directors, the Board evaluates the entirety of each candidate’s credentials and does not have any specific eligibility requirements or minimum qualifications that must be met by a nominee selected by the Board. The Board considers those factors it deems appropriate, including judgment, skill, independence, diversity, strength of character, experience with businesses and organizations comparable in size or scope, experience as an executive of or advisor to a publicly traded or private company, experience and skill relative to other Board members, specialized knowledge or experience and desirability of the candidate’s membership on the Board. Depending upon the current needs of the Board, the Board may weigh certain factors more or less heavily. The Board does, however, believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no material conflict of interest that would interfere with performance as a director.

The Board of Directors considers candidates from any reasonable source, including shareholder recommendations, and does not evaluate candidates differently based on who has made the recommendation. To date, the Board has not retained any consultant or search firm to assist in the process of identifying and evaluating candidates and, accordingly, no fees have been paid to any such consultant or search firm.

Shareholders may recommend director candidates for consideration by the Board of Directors by giving written notice of the recommendation to the Secretary of the Company at 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215. The recommendation must include the candidate’s name, age, business address, residence address and principal occupation or employment as well as a description of the candidate’s qualifications, attributes and other skills. A written statement from the candidate consenting to serve as a director, if so elected, must accompany any such recommendation.

Independent Sessions

The Company’s independent directors hold regularly scheduled independent sessions at least twice per year and at such other times as the independent directors deem necessary or appropriate. Only the independent directors attend such independent sessions.

Communications with the Board of Directors

The Board of Directors believes that it is important for shareholders to have a process by which to send communications to the Board. Accordingly, shareholders who wish to communicate with the Board or a particular director may do so by sending a letter to the Secretary of the Company at 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or a “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Attendance at Annual Shareholder Meetings

The Company does not have a formal policy with respect to attendance by our directors at the annual meeting of shareholders. However, directors are encouraged to attend and the Board of Directors and its committees meet immediately before or following the annual meeting of shareholders. All but two of the individuals then serving as directors attended the 2007 Annual Meeting of Shareholders.

Compensation of Directors

The Board of Directors annually reviews and determines the compensation for our non-employee directors. In connection with its review and determination, the Board considers the recommendations of the Compensation Committee. Each non-employee director receives the following annual compensation for his service as a director:

•	$10,000 annual retainer ($20,000 and $13,000 in the case of the Audit Committee Chairman and the Compensation Committee Chairman, respectively);

•	$750 for each Board or committee meeting that he attends in person (provided that a non-employee director receives only $750 for attending multiple Board and committee meetings held on the same date);

•	$250 for each Board or committee meeting in which he participates telephonically (provided that a non-employee director receives only $250 for participating telephonically in multiple Board and committee meetings held on the same date); and

•	stock options to purchase 2,000 Common Shares pursuant to the 2002 Stock Plan.

Generally, our Board of Directors has granted annual stock option awards to our non-employee directors at its meeting held during the second or third quarter. The Company does not employ any program, plan or practice to time option grants with the release of material non-public information, and the grant date of each stock option award is the same date that the Board approves the grant. In accordance with the terms of the 2002 Stock Plan, the exercise price of each stock option is equal to the closing price of the Common Shares on the date of grant. On May 30, 2007, the Board granted each non-employee director stock options to purchase 2,000 Common Shares at an exercise price of $6.40 per share (the closing price of our Common Shares on the date of grant) pursuant to the 2002 Stock Plan. The stock options vest and become exercisable on the first anniversary of the date of grant and expire on the tenth anniversary of the date of grant unless sooner exercised or forfeited.

Each director of the Company also serves as a director of Ohio Indemnity and receives no additional compensation for such services. Employee directors receive no additional compensation from the Company or Ohio Indemnity for serving as directors.

2007 Director Compensation Table

The following table summarizes the total compensation paid to each of the non-employee directors during the 2007 fiscal year:

	Fees Earned or	Option
	Paid in Cash	Awards(1)(2)	Total
Name	($)	($)	($)

Douglas G. Borror	12,750	5,823	18,573
Kenton R. Bowen	14,250	5,823	20,073
Stephen P. Close	15,000	5,823	20,823
Edward N. Cohn(3)	9,083	3,112	12,195
Daniel D. Harkins	30,500	5,823	36,323
Saul Sokol(4)	5,666	2,044	7,710
Matthew D. Walter	18,250	5,823	24,073

(1)	The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the 2007 fiscal year, in accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“FAS 123R”), for stock option awards granted by the Company to the non-employee directors and thus may include amounts from awards granted in and prior to 2007. Pursuant to applicable SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of this amount are included in Note 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 5, 2008.

(2)	As of December 31, 2007, the non-employee directors held the following stock options to purchase Common Shares: Douglas G. Borror: 4,000 options (2,000 exercisable and 2,000 unexercisable); Kenton R. Bowen: 6,000 options (4,000 exercisable and 2,000 unexercisable); Stephen P. Close: 4,000 options (2,000 exercisable and 2,000 unexercisable); Edward N. Cohn: 2,000 options (0 exercisable and 2,000 unexercisable); Daniel D. Harkins: 14,000 options (12,000 exercisable and 2,000 unexercisable) and Matthew D. Walter: 10,000 options (8,000 exercisable and 2,000 unexercisable).

(3)	On May 30, 2007, Edward N. Cohn was elected as a director. Mr. Cohn received a pro-rated portion of the annual retainer in respect of his service as a director during the 2007 fiscal year.

(4)	On May 30, 2007, Saul Sokol, who had served as a director of the Company since 1982, retired from the Board of Directors. Mr. Sokol received a pro-rated portion of the annual retainer in respect of his service as a director during the 2007 fiscal year.

PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of our Common Shares as of April 2, 2008 (except as otherwise noted) by: (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Shares; (2) each of the Company’s directors, nominees for director and executive officers named in the Summary Compensation Table (other than Si Sokol, who passed away on July 3, 2007); and (3) the directors and executive officers of the Company as a group.

	Number of Common		Percent
	Shares Beneficially		of
Name of Beneficial Owner	Owned(1)		Class

Barbara K. Sokol	2,412,668	(2,3)	48.27%
John S. Sokol	2,311,307	(2,4,5,6)	43.46%
Douglas G. Borror	9,000	(5)		(7)
Kenton R. Bowen	26,000	(5)		(7)
Stephen P. Close	4,000	(5)		(7)
Edward N. Cohn	4,000	(5)		(7)
Daniel D. Harkins	63,150	(5)	1.26%
Matthew D. Walter	35,000	(5)		(7)
Matthew C. Nolan	22,613	(5,6)		(7)
Daniel J. Stephan	79,681	(5,6)	1.57%
All directors and executive officers as a group (10 persons)	3,217,419		59.09%
Dimensional Fund Advisors LP	251,360	(8)	5.03	%(8)
1299 Ocean Avenue Santa Monica, CA 90401

(1)	Except as otherwise noted, the beneficial owner has sole voting and dispositive power over the Common Shares shown.

(2)	Falcon Equity Partners, L.P. (“Falcon Equity Partners”), an Ohio limited partnership whose sole partners are members of the Si Sokol family, owns of record 1,750,000 Common Shares. The Estate of Si Sokol owns a 34.6% interest in Falcon Equity Partners, Barbara K. Sokol owns a 34.9% interest in Falcon Equity Partners and John S. Sokol, James K. Sokol and Carla A. Sokol, the children of Si Sokol and Barbara K. Sokol, own a 10.4%, 10.1% and 10.1% interest in Falcon Equity Partners, respectively. As the sole managing general partner, John S. Sokol has sole power to dispose or direct the disposition of the Common Shares held of record by Falcon Equity Partners. As the general partners, John S. Sokol and Barbara K. Sokol share the power to vote or direct the vote with respect to the Common Shares held of record by Falcon Equity Partners. James K. Sokol and Carla A. Sokol also own of record or through a broker 38,600 and 63,611 Common Shares, respectively.

(3)	1,750,000 of these Common Shares are beneficially owned by Barbara K. Sokol as a general partner of Falcon Equity Partners, as more fully described in note (2) above. In addition, Barbara K. Sokol, as the Executor of the Estate of Si Sokol, is the beneficial owner of 662,668 Common Shares held of record or through a broker by the Estate of Si Sokol.

(4)	1,750,000 of these Common Shares are beneficially owned by John S. Sokol as the sole managing general partner and a general partner of Falcon Equity Partners, as more fully described in note (2) above. 180,216 of these Common Shares are owned of record or through a broker by John S. Sokol. 30,397 of these Common Shares are held by John S. Sokol as custodian for his minor children. 2,100 of these Common Shares are owned of record or through a broker by John S. Sokol’s wife as to which he disclaims beneficial ownership.

(5)	Includes 320,000, 4,000, 6,000, 4,000, 2,000, 14,000, 10,000, 14,800 and 72,000 Common Shares that underlie currently exercisable options or options exercisable within 60 days of April 1, 2008 held by John S. Sokol, Douglas G. Borror, Kenton R. Bowen, Stephen P. Close, Edward N. Cohn, Daniel D. Harkins, Matthew D. Walter, Matthew C. Nolan and Daniel J. Stephan, respectively.

(6)	Includes 28,594, 7,813 and 7,681 restricted Common Shares held by John S. Sokol, Matthew C. Nolan and Daniel J. Stephan, respectively, which vest in one-third increments on May 30, 2008, 2009 and 2010 subject to such executive officer’s continued employment with the Company on the applicable vesting date.

(7)	Represents ownership of less than 1% of the outstanding Common Shares.

(8)	Based on information set forth in a Schedule 13G/A dated February 6, 2008 reporting beneficial ownership of our Common Shares as of December 31, 2007, which was filed by Dimensional Fund Advisors LP (formerly Dimensional Advisors Inc.), a registered investment advisor, on behalf of its advisory clients.

The address of each of Barbara K. Sokol and John S. Sokol is 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to John S. Sokol, our Chairman of the Board, Chief Executive Officer and President, the following persons are executive officers of the Company:

Matthew C. Nolan, age 33, has served as Vice President, Chief Financial Officer, Treasurer and Secretary of the Company and Ohio Indemnity since July 2004. He joined the Company in April 2003 and served as Manager of Finance & Reporting from April 2003 until July 2004. From 1997 until February 2003, he was employed by KPMG LLP, an independent registered public accounting firm, where he served as an Audit Manager in the financial services sector with a specialized focus in the insurance industry. Mr. Nolan is a certified public accountant licensed in the State of Ohio.

Daniel J. Stephan, age 47, has served as President of OIC Lender Services, a division of Ohio Indemnity, since March 2008. He was Senior Vice President of Ohio Indemnity from June 2003 until March 2008. He was Vice President of Ohio Indemnity from May 2000 until June 2003. From 1999 until May 2000, he owned and operated Promark Specialty Insurance, an independent insurance agency and consulting firm. From 1997 until 1999, he served as the General Manager of the Lender Products Division of Markel American Insurance Company, a property/casualty insurance company. From 1993 until 1997, he served as the Product Manager for Progressive Corporation, a property/casualty insurance company, where he directed sales and marketing for insurance products and services.

Stephen J. Toth, age 44, has served as Vice President of Specialty Products for Ohio Indemnity since 1999. He joined Ohio Indemnity in 1989 and served as Assistant Vice President of Ohio Indemnity from 1991 until 1999 and as Administrator of Ohio Indemnity’s Bonded Service Program from 1989 until 1991. From 1986 until 1989, he was employed by the Rockwood Insurance Group, a property/casualty insurance company.

Margo A. Noreen, age 43, has served as Vice President of Technology for Ohio Indemnity since March 2008. She joined Ohio Indemnity in 2006 and served as Technology Director from 2006 until March 2008. From 2003 until December 2005, she served as the Chief Information Officer for Real Living, Inc, a national residential real estate company. From 1999 until 2003, she served as a consultant in the technology industry.

COMPENSATION OF EXECUTIVE OFFICERS

2007 Summary Compensation Table

The following table summarizes the total compensation for the 2007 and 2006 fiscal years for the Company’s former principal executive officer, principal executive officer and two other most highly compensated executive officers in 2007 (the “Named Executive Officers” or “NEOs”).

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	(1)($)	(2)($)	(2)($)	(3)($)	($)		($)

Si Sokol	2007	173,077	—	—	—	—	162,890	(5)	335,966
Former Chairman	2006	300,000	150,000	—	—	60,000	95,615	(5)	605,615
and Chief Executive Officer(4)
John S. Sokol	2007	333,000	—	35,899	151,334	109,172	85,615	(6)	715,020
Chairman, Chief	2006	305,000	—	—	145,041	183,000	179,730	(6)	812,771
Executive Officer and President
Matthew C. Nolan	2007	200,000	—	9,809	16,318	27,500	18,846	(7)	272,473
Vice President,	2006	150,000	25,000	—	11,200	50,000	18,207	(7)	254,407
Chief Financial Officer, Treasurer and Secretary
Daniel J. Stephan	2007	172,200	50,000	9,643	25,511	44,085	16,034	(8)	317,473
President of OIC	2006	164,000	—	—	25,837	49,156	15,800	(8)	254,793
Lender Services, a division of Ohio Indemnity

(1)	The amounts shown reflect discretionary cash bonuses awarded by the Compensation Committee to the applicable NEO. See “— Annual Bonus” below for more information concerning the discretionary bonus awarded to Daniel J. Stephan for 2007.

(2)	The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the 2007 and 2006 fiscal years, in accordance with FAS 123(R), for restricted stock and stock option awards granted by the Company to the NEOs and thus may include amounts from awards granted in and prior to 2007 and 2006. Pursuant to applicable SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 5, 2008. See “— Equity Based Compensation” below for more information concerning equity based compensation awarded to the NEOs for 2007.

(3)	The amounts shown reflect cash bonuses earned by the NEOs under the Company’s 2007 Fiscal Year Executive Officer Bonus Plan and 2006 Fiscal Year Executive Officer Bonus Plan. See “— Annual Bonus” below for more information concerning cash bonuses awarded to the NEOs for their performance in 2007.

(4)	Si Sokol retired from the Company effective June 28, 2007.

(5)	Includes (a) $9,000 and $8,800 for the Company’s matching contribution under its 401(k) Plan for the 2007 and 2006 fiscal years, respectively, (b) $71,719 for premiums paid by the Company for a split dollar life insurance policy for the benefit of Si Sokol and his wife for each of the 2007 and 2006 fiscal years and (c) with respect to the 2007 fiscal year, $22,648 for the incremental cost to the Company for the assignment of a $100,000 key man life insurance policy in connection with Mr. Sokol’s retirement. The $22,648 incremental cost represented the cash surrender value of the policy on the date of transfer. Also includes the incremental cost to the Company for certain perquisites, none of which exceeded the greater of $25,000 or ten percent of the total amount of perquisites.

(6)	Includes (a) $9,000 and $8,800 for the Company’s matching contribution under its 401(k) Plan for the 2007 and 2006 fiscal years, respectively, (b) $12,000 for a Company provided allowance for life insurance premiums for the benefit of John S. Sokol for each of the 2007 and 2006 fiscal years, (c) $6,042 and $7,128 for the Company’s reimbursement of taxes incurred by John S. Sokol in connection with the Company’s provision of the life insurance allowance for the 2007 and 2006 fiscal years, respectively, and (d) with respect to the 2006 fiscal year, (i) $85,400 for the Company’s payment of a one-time initiation fee for membership in a golf club and (ii) $40,096 for the Company’s reimbursement of taxes incurred by John S. Sokol in connection with the Company’s payment of the golf club initiation fee. The golf club is used by John S. Sokol for both business and personal use. Also includes the incremental cost to the Company for certain other perquisites, none of which exceeded the greater of $25,000 or ten percent of the total amount of perquisites. Does not include dues and expenses paid by the Company related to membership in professional organizations of $39,087 and $28,453 for the 2007 and 2006 fiscal years, respectively, as such expenses were business-related.

(7)	Includes $9,000 and $8,800 for the Company’s matching contribution under its 401(k) Plan for the 2007 and 2006 fiscal years, respectively. Also includes the incremental cost to the Company for certain perquisites, none of which exceeded the greater of $25,000 or ten percent of the total amount of perquisites.

(8)	Includes $9,000 and $8,800 for the Company’s matching contribution under its 401(k) Plan for the 2007 and 2006 fiscal years, respectively. Also includes the incremental cost to the Company for certain perquisites, none of which exceeded the greater of $25,000 or ten percent of the total amount of perquisites.

Annual Bonus

Annually, the Compensation Committee adopts a cash-based performance bonus plan for the NEOs for that fiscal year. The bonus plan is intended to retain and motivate our NEOs and reward them on the basis of achieving corporate and/or individual performance goals established by the Compensation Committee. The attainment of the performance goals is substantially uncertain at the time they are established. Under our 2007 Fiscal Year Executive Officer Bonus Plan (the “2007 Bonus Plan”), each NEO was eligible to receive a target bonus equal to a specified percentage of his base salary based upon the achievement of pre-established Company and/or individual performance goals (with each component being weighted differently based on the NEO’s position with the Company). The target bonus and the weighting of the Company goal and individual goal components for each NEO under the 2007 Bonus Plan were as follows:

		Company
	Target Bonus as a%	Goal/Individual
Named Executive Officer	of Base Salary	Goal Weighting

Si Sokol(1)	20%	100%/0%
John S. Sokol	60%	100%/0%
Matthew C. Nolan	25%	100%/0%
Daniel J. Stephan	50%	50%/50%

(1)	Because Si Sokol retired on June 28, 2007, he was not eligible to receive a bonus under the 2007 Bonus Plan.

Company Performance Goal Component

For fiscal year 2007, the Compensation Committee established a 15% return on equity as the target Company performance goal. The minimum and maximum Company performance goals for fiscal year 2007 were set by the Compensation Committee at a 7.5% return on equity and a 20% return on equity, respectively. Under the 2007 Bonus Plan:

•	if return on equity for fiscal year 2007 was less than 7.5%, no bonus would be awarded for the Company goal component;

•	if the Company achieved a return on equity of 7.5% for fiscal year 2007, each NEO would be entitled to receive a bonus equal to the product of (1) 50% of the amount of the NEO’s target bonus and (2) the percentage of his bonus allocated to the Company goal component;

•	if the Company achieved a return on equity of 15% for fiscal year 2007, each NEO would be entitled to receive a bonus equal to the product of (1) 100% of the amount of the NEO’s target bonus and (2) the percentage of his bonus allocated to the Company goal component; and

•	if the Company achieved a return on equity of at least 20% for fiscal year 2007, each NEO would be entitled to receive a bonus equal to the product of (1) 125% of the amount of his target bonus and (2) the percentage of his bonus allocated to the Company goal component.

If return on equity for fiscal year 2007 fell between 7.5% and 15%, a straight-line schedule would be used to determine the percentage of the amount of target bonus (ranging between 50% and 100%) each NEO would be entitled to receive in respect of the Company goal component. For fiscal year 2007, the Company achieved a return on equity of 8.3%, which represented achievement of 55% of the target Company performance goal.

Individual Performance Goal Component

Under the 2007 Bonus Plan, the individual performance goals for Daniel J. Stephan consisted of product line financial targets relating to the Company’s lender service product line. Following the completion of the 2007 fiscal year, the Compensation Committee evaluated Mr. Stephan’s performance with respect to these individual goals and determined his bonus of $20,494 relating to the individual goal component.

Annual bonuses under the 2007 Bonus Plan for achievement of the Company and/or individual performance goals during the 2007 fiscal year were calculated by the Compensation Committee and paid to the NEOs in early 2008. Annual bonuses earned by the NEOs under the 2007 Bonus Plan are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

The Compensation Committee recognizes that, in limited cases, the annual performance bonus plan may not appropriately reward our NEOs for their performance during the year due to circumstances arising after the bonus plan is established and, in those cases, the payment of discretionary bonuses may be appropriate. On August 1, 2007, the Compensation Committee awarded a discretionary cash bonus award for the 2007 fiscal year for Daniel J. Stephan in the amount of $50,000 in consideration of his personal performance related to business and product development for the Company’s lender service product line. This discretionary bonus was in addition to the bonus award that Daniel J. Stephan was eligible to receive under the 2007 Bonus Plan. The discretionary bonus earned by Daniel J. Stephan is included in the “Bonus” column of the Summary Compensation Table.

Equity Based Compensation

The Compensation Committee annually grants equity awards to our NEOs under the shareholder-approved 2002 Stock Plan in the form of stock options or restricted stock. The equity awards are intended to foster and promote the Company’s long-term financial success and increase shareholder value by motivating the NEOs to focus on the Company’s long-term financial results and stock performance. In addition, the equity based compensation helps to retain key employees because the awards vest over time. The Compensation Committee grants equity awards to the NEOs in amounts reflecting each NEO’s ability to influence the Company’s overall performance.

On May 30, 2007, the Compensation Committee granted restricted stock awards to the NEOs as follows:

Number of Restricted
Named Executive Officer	Common Shares

John S. Sokol	28,594
Matthew C. Nolan	7,813
Daniel J. Stephan	7,681

The restricted Common Shares vest in one-third increments on the first, second and third anniversaries of the date of grant, subject to the applicable NEO’s continued employment with the Company on the applicable anniversary date.

Prior to 2007, our Compensation Committee generally granted annual stock option awards to the NEOs. The exercise price of each of these stock options is equal to the closing price of our Common Shares on the date of grant (which is the same date that the Compensation Committee approved the grant). The stock options vest in 20% increments on each of the first five anniversaries of the date of grant and expire after ten years unless sooner exercised or forfeited. The Company does not employ any program, plan or practice to time option grants with the release of material non-public information.

See “Outstanding Equity Awards at 2007 Fiscal Year-End” below for more information concerning the outstanding equity awards held by the NEOs and “Potential Payments Upon Termination of Employment or Change in Control” below for more information concerning the vesting of these awards upon termination of employment or a change in control of the Company.

Benefits and Perquisites

The Compensation Committee provides certain benefits and perquisites to the NEOs that it believes will enable these individuals to more efficiently and effectively perform their responsibilities. The Compensation Committee further believes that these benefits and perquisites are reasonable and consistent with the Company’s executive compensation objectives. For more information concerning the benefits and perquisites received by the NEOs during the 2007 and 2006 fiscal years, see the “All Other Compensation” column and related footnote disclosure in the Summary Compensation Table.

In addition to these benefits and perquisites, all NEOs are eligible to participate in the following Company benefits programs: 401(k) Plan (which includes a Company match); health and dental coverage; and Company-paid term life and disability insurance. Except as otherwise noted, the NEOs participate in these programs on the same terms as our other employees.

The 401(k) Plan is available to full-time employees who meet the 401(k) Plan’s eligibility requirements. Under the 401(k) Plan, the Company matches 100% of the qualified employee’s contribution up to 3% of salary and 50% of the qualified employee’s contribution between 3% and 5% of salary. The Company matching contributions are fully vested when made. Participants are entitled to receive distributions of their accounts held under the 401(k) Plan upon termination of their employment.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table provides information about outstanding equity awards for each of the NEOs (other than Si Sokol, who passed away on July 3, 2007) at December 31, 2007.

	Option Awards					Stock Awards
		Number of					Market
	Number of	Securities				Number of	Value of
	Securities	Underlying				Shares or	Shares or
	Underlying	Unexercised				Units of	Units of
	Unexercised	Options		Option		Stock That	Stock That
	Options	(#)		Exercise	Option	Have Not	Have Not
	(#)	Unexercisable		Price	Expiration	Vested	Vested
Name	Exercisable	(1)		($)	Date	(#)(2)	($)(3)

John S. Sokol	25,000	—		4.75	1/4/2008
	40,000	—		5.38	7/15/2009
	100,000	—		4.50	7/25/2012
	80,000	20,000	(a)	5.21	6/1/2013
	60,000	40,000	(b)	7.04	12/20/2014
	20,000	80,000	(c)	6.00	5/30/2016
	—	—		—	—	28,594	148,689
Matthew C. Nolan	4,800	3,200	(d)	7.04	12/20/2014
	5,000	20,000	(e)	6.00	5/30/2016
	—	—		—	—	7,813	40,628
Daniel J. Stephan	10,000	—		4.06	5/16/2010
	10,000	—		4.38	5/16/2011
	5,000	—		4.65	5/29/2011
	10,000	—		5.00	5/16/2012
	5,000	—		4.50	7/25/2012
	8,000	2,000	(f)	5.03	5/16/2013
	4,000	1,000	(g)	5.21	6/1/2013
	6,000	4,000	(h)	8.00	5/16/2014
	5,000	20,000	(i)	6.00	5/30/2016
	—	—		—	—	7,681	39,941

(1)	The unexercisable stock options vest according to the following schedule:

(a) 20,000 Common Shares on 6/2/2008

(b) 20,000 Common Shares on each of 12/21/2008 and 12/21/2009

(c) 20,000 Common Shares on each of 5/31/2008, 5/31/2009, 5/31/2010 and 5/31/2011

(d) 1,600 Common Shares on each of 12/21/2008 and 12/21/2009

(e) 5,000 Common Shares on each of 5/31/2008, 5/31/2009, 5/31/2010 and 5/31/2011

(f) 2,000 Common Shares on 5/17/2008

(g) 1,000 Common Shares on 6/2/2008

(h) 2,000 Common Shares on each of 5/17/2008 and 5/17/2009

(i) 5,000 Common Shares on each of 5/31/2008, 5/31/2009, 5/31/2010 and 5/31/2011

(2)	Represents unvested restricted Common Shares granted on May 30, 2007 which vest in one-third increments on May 30, 2008, 2009 and 2010 subject to the applicable NEO’s continued employment with the Company on the applicable vesting date.

(3)	The market value of the restricted Common Shares which have not vested is based on the closing price of the Common Shares on the OTC Bulletin Board on December 31, 2007 ($5.20).

Potential Payments Upon Termination of Employment or Change in Control

The Company does not currently have employment or severance agreements with any of our NEOs. As a result, we are not obligated to pay any severance or other enhanced benefits to our NEOs in connection with a termination of employment (including retirement) or a change in control of the Company, other than the acceleration of outstanding stock options and restricted stock under the 2002 Stock Plan and the 1994 Stock Plan in connection with a participant’s termination of employment due to death or disability or certain change in control related transactions.

Pursuant to the terms of our 2002 Stock Plan, if a participant’s employment terminates as a result of death or disability, (1) all of the participant’s unvested stock options immediately vest and become exercisable, (2) the participant’s unexercised options expire on the earlier of the fixed expiration date or twelve months after the date of such and (3) all of the participant’s unvested restricted stock immediately vests. In addition, if the Company enters into a plan or agreement that results in the merger or consolidation of the Company or the reclassification of the Common Shares or the exchange of the Common Shares for securities of another entity (other than a subsidiary of the Company) that has acquired the Company’s assets or which is in control of an entity that has acquired the Company’s assets and the terms of that plan or agreement are binding on all holders of the Common Shares (except to the extent that dissenting shareholders are entitled to relief under applicable law), (1) all outstanding stock options will become fully exercisable, (2) all outstanding unvested restricted stock will vest and (3) each affected participant will receive, upon payment of the exercise price, if applicable, securities or cash, or both, equal to that which the participant would have been entitled to receive under the plan or agreement if the participant had already exercised the accelerated stock options or the restricted stock had already vested. If either of these provisions of the 2002 Stock Plan had been triggered on December 31, 2007, the aggregate value of (1) the accelerated stock options as of such date (calculated by multiplying the number of Common Shares subject to each accelerated stock option by the difference between the exercise price of such stock option and the closing price of the Common Shares on December 31, 2007) and (2) the accelerated restricted stock (calculated by multiplying the number of accelerated restricted Common Shares by the closing price of the Common Shares on December 31, 2007) would have been $218,689, $40,628, and $39,941 for John S. Sokol, Matthew C. Nolan, and Daniel J. Stephan, respectively. Under the 2002 Stock Plan, the Compensation Committee may, at any time and in its sole discretion, cancel any or all outstanding awards under the plan and buy-out the portion of such awards that are then exercisable.

Pursuant to the terms of our 1994 Stock Plan, in the event of a participant’s termination of employment due to death or disability, the Compensation Committee, in its sole discretion, may accelerate the vesting of all or any portion of the participant’s unvested stock options and permit the exercise of such options until the earlier of the fixed expiration date of such options or 90 days after the date of such termination. In addition, under the 1994 Stock Plan, in the event of a change in control of the Company, all outstanding unvested stock options will immediately vest and become exercisable. If either of these provisions of the 1994 Stock Plan had been triggered on December 31, 2007, the value of the accelerated stock options (assuming acceleration of all unvested options) as of such date (calculated by multiplying the number of Common Shares subject to each accelerated stock option by the difference between the exercise price of such stock option and the closing price of the Common Shares on December 31, 2007) would have been $11,250, $0 and $29,520 for John S. Sokol, Matthew C. Nolan and Daniel J. Stephan, respectively.

See “Compensation of Executive Officers” for payments and/or benefits paid to Si Sokol in connection with his retirement.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that complies with applicable SEC rules and applies to all employees, officers and directors of the Company and its wholly-owned subsidiaries, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is posted on the Company’s website at www.bancins.com. The Company will also provide, free of charge, copies of the Code of Ethics upon written request directed to the Company’s Secretary at 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of the Code of Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website.

AUDIT COMMITTEE MATTERS

Audit Committee Report

In accordance with its written Charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing and financial reporting practices. Management has the responsibility for the preparation of the Company’s consolidated financial statements and carrying out the Company’s reporting process. The Company’s independent auditor is responsible for performing an audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America (“GAAP”). The Audit Committee oversees the Company’s financial reporting process.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the Company’s independent auditor a formal written statement describing all relationships between the auditor and the Company that might bear on the independent auditor’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as adopted by the PCAOB in Rule 3600T, discussed with the independent auditor any relationships that may impact the auditor’s objectivity and independence and satisfied itself as to the auditor’s independence. The Audit Committee reviewed with the Company’s independent auditor its audit plans, audit scope and identification of audit risks. The Audit Committee has determined that the provision of audit and non-audit services rendered by the independent auditor was compatible with maintaining the auditor’s independence.

The Audit Committee reviewed and discussed with the independent auditor all communications required by generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” as adopted by the PCAOB in Rule 3200T, and, with and without management present, reviewed and discussed the results of the independent auditor’s examination of the consolidated financial statements.

The Audit Committee reviewed and discussed with management the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2007. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP.

Based on the above-mentioned reviews and discussions with management and the independent auditor, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:
Daniel D. Harkins, Chairman
Kenton R. Bowen
Stephen P. Close

Independent Auditor Fees

The following table sets forth the aggregate fees billed by Daszkal Bolton LLP (“Daszkal Bolton”), the Company’s independent auditor, for the fiscal years ended December 31, 2007 and 2006.

	2007	2006

Audit Fees(1)	$185,000	$145,000
Audit-Related Fees(2)	4,375	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$189,375	$145,000

(1)	Audit Fees consist of fees for professional services rendered by Daszkal Bolton for the audit of the Company’s annual consolidated financial statements and review of the condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

(2)	Audit Related Fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations and attest services related to financial reporting that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Company’s independent auditor are to be pre-approved. Under the Pre-Approval Policy, the Audit Committee pre-approves a list of audit and non-audit services proposed to be performed by the Company’s independent auditor for the fiscal year in connection with the engagement of the independent auditor. The Audit Committee must separately pre-approve all audit and non-audit services to be performed by the independent auditor that are not within the scope of the pre-approved list of services for that fiscal year.

Under the Pre-Approval Policy, the Chairman of the Audit Committee has been delegated the authority to pre-approve audit and non-audit services when the entire Audit Committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit Committee at its next scheduled meeting.

During fiscal year 2007, the Audit Committee pre-approved all audit and non-audit services provided to the Company by Daszkal Bolton.

Independent Auditor for 2008

The Audit Committee has selected Daszkal Bolton as the Company’s independent auditor for fiscal year 2008. The Company expects that a representative of Daszkal Bolton will be present at the Annual Meeting. Such representative will be available to respond to appropriate questions and will have the opportunity to make a statement at the Annual Meeting, if he or she desires.

TRANSACTIONS WITH RELATED PERSONS

Sale of American Legal Publishing Corporation

Until August 31, 2006, American Legal Publishing Corporation (“ALPC”) was a wholly-owned subsidiary of the Company. On August 31, 2006, the Company entered into a Stock Purchase Agreement with A.L.P. Acquisition Co., Inc., an Ohio corporation (the “Purchaser”), whereby the Company sold 100% of the issued and outstanding common shares of ALPC to the Purchaser for $4,620,000, subject to customary post-closing adjustments (the “Sale”). The Company received cash of $4,150,000 and a promissory note in the principal amount of $470,000 and bearing interest at an annual rate of 8% (the “Promissory Note”) from the Purchaser at the closing in connection with the Sale. As of December 31, 2007, the Purchaser had repaid the entire principal amount of the Promissory Note and all accrued interest thereunder.

The Purchaser was organized by Steven G. Wolf, who had served as President of ALPC since 1984 and as a director of ALPC since 2000. At the time of the transaction, Mr. Wolf and certain other employees of ALPC collectively owned a significant equity interest in the Purchaser.

In conjunction with the Sale, on August 31, 2006, the Company also made an investment in the Purchaser in the amount of $250,000, consisting of (1) a $137,500 cash purchase of equity securities of the Purchaser and (2) a $112,500 loan to the Purchaser in the form of a subordinated convertible promissory note (the “Convertible Note”). The Convertible Note is to be repaid on August 31, 2016 (if not previously converted), bears interest at an annual rate of 8.0% and is convertible at any time at the option of the Company into additional equity securities of the Purchaser.

Undertaking Agreements

As previously reported, on February 14, 2005, the Company received notification from the U.S. Securities and Exchange Commission (“SEC”) that it was conducting an informal, non-public inquiry regarding the Company. The inquiry generally concerned the chronology, events and announcements relating to Ernst & Young LLP (“E&Y”), the Company’s former independent registered public accounting firm, withdrawing its audit reports for the years 2001 through 2003 for the Company. On March 29, 2005, the Company was notified by the SEC that the informal, non-public inquiry was converted to a formal order of private investigation. On October 23, 2007, the Company and certain of its current officers (Chief Executive Officer, Chief Financial Officer and Vice President of Specialty Products) received a “Wells Notice” (the “Notice”) from the staff of the SEC indicating that the staff is considering recommending that the SEC bring a civil action against each of them for possible violations of the federal securities laws. The Notice provides the Company and each officer the opportunity to present their positions to the staff before the staff recommends whether any action should be taken by the SEC. The Company continues to cooperate fully with the SEC and intends to continue to do so in an effort to resolve this matter.

Pursuant to separate undertaking agreements dated November 12, 2007 between the Company and John S. Sokol, Matthew C. Nolan and Stephen J. Toth, each an executive officer of the Company, we have agreed to advance reasonable legal fees and expenses incurred by each such officer in connection with the ongoing SEC investigation. The undertaking agreements require each officer to repay the amounts advanced if it is ultimately determined, in accordance with Article Five of the Regulations, that the officer did not act in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Company with respect to the matters covered by the SEC investigation. The Company has the right to terminate any of the undertaking agreements by providing ten days’ prior written notice to the applicable officer.

The Company accounts for guarantees in accordance with FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, an interpretation of FASB Statements No. 5, 57 and 107 and rescission of FIN 34” (“FIN 45”). The Company has determined that the above undertaking agreements are within the scope of FIN 45. In order to estimate the fair value of future obligations under these undertaking agreements, the Company obtained estimates from each legal counsel representing the officers in the SEC investigation of the additional legal costs expected to be incurred for the officers to respond to the Notice under the SEC’s Wells Notice procedures.

During the 2007 fiscal year, the Company incurred legal expenses of approximately $1.9 million related to the undertaking agreements, of which $0.7 million, $0.9 million, and $0.3 million related to John S. Sokol, Matthew C. Nolan and Stephen J. Toth, respectively. These amounts include costs for legal services rendered by each such officer’s counsel through December 31, 2007 as well as estimated future legal costs recorded under FIN 45.

The Company cannot predict what actions, if any, the SEC will take after each officer has had the opportunity to respond to the Notice. As a result, the Company cannot estimate any future obligations related to the undertaking agreements beyond the estimated costs to respond to the Notice. Due to the inherent uncertainties of the SEC investigation, actual future payments related to the undertaking agreements may be materially different than the estimated fair value as recorded at December 31, 2007.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Any proposals from shareholders which are intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Company by January 1, 2009 to be eligible for inclusion in next year’s proxy statement and form of proxy. Such proposals may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the SEC. In addition, if a shareholder intends to present a proposal at the 2009 Annual Meeting of Shareholders without the inclusion of that proposal in next year’s proxy statement and written notice of the proposal is not received by the Company on or before March 16, 2009, or if the Company meets other requirements of the SEC rules, proxies solicited by the Board of Directors for the 2009 Annual Meeting

of Shareholders will confer discretionary authority to vote on such proposal at the meeting. In each case, written notice must be given to the Company’s Secretary at Bancinsurance Corporation, 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Common Shares to file reports of ownership and changes in ownership of the Common Shares with the SEC. Based solely on a review of the reports filed on behalf of these persons and written representations from the executive officers and directors that no additional reports were required to be filed, the Company believes that, during fiscal year 2007, its executive officers, directors and greater than 10% beneficial owners complied with such filing requirements.

OTHER MATTERS

As of the date hereof, the Board of Directors knows of no other matter that will be presented for action at the Annual Meeting. Should any other matter requiring a vote of the shareholders properly come before the Annual Meeting, the persons named in the enclosed proxy card will vote and act in accordance with their best judgment in light of the conditions then prevailing.

UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS HEREBY SOLICITED, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SEC ON MARCH 5, 2008. ANY SUCH REQUEST SHOULD BE ADDRESSED TO MATTHEW C. NOLAN, SECRETARY, BANCINSURANCE CORPORATION, 250 EAST BROAD STREET, TENTH FLOOR, COLUMBUS, OHIO 43215.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS,

Matthew C. Nolan
Secretary

. NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees for director. 1. Nominees: For Withhold For Withhold For Withhold + 01 — John S. Sokol 02 — Douglas G. Borror 03 — Kenton R. Bowen 04 — Edward N. Cohn 05 — Stephen P. Close 06 — Daniel D. Harkins 07 — Matthew D. Walter B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please date and sign exactly as name appears above. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title. All joint owners must sign. Please return promptly. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN7 0 C V 0 1 7 2 4 7 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00V4NA

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Bancinsurance Corporation THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 250 East Broad Street, Tenth Floor Columbus, Ohio 43215 The undersigned hereby appoints John S. Sokol, Daniel D. Harkins and Matthew D. Walter, and each of them, as proxies of the undersigned, with full power of substitution in each, and hereby authorizes them to represent and to vote, as indicated on the reverse side, at the Annual Meeting of Shareholders of Bancinsurance Corporation to be held on June 2, 2008, at 4:00 p.m., Eastern Daylight Time, at The Columbus Club, 181 East Broad Street, Columbus, Ohio, or at any adjournment or postponement thereof, all of the Common Shares of Bancinsurance Corporation held of record by the undersigned on April 9, 2008, with all of the powers the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIVE IS MADE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated April 30, 2008, the Proxy Statement furnished therewith and the Bancinsurance Corporation 2007 Annual Report to Shareholders which includes the Annual Report on Form 10-K of Bancinsurance Corporation for the fiscal year ended December 31, 2007. Any proxy heretofore given to vote the Common Shares which the undersigned is entitled to vote at the Annual Meeting is hereby revoked. Please complete, sign, date and return this Proxy in the envelope furnished. (This Proxy Continues And Must Be Signed On The Reverse Side.)

. NNNNNNNNNNNN NNNNNNNNN Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees for director. 1. Nominees: For Withhold For Withhold For Withhold + 01 — John S. Sokol 02 — Douglas G. Borror 03 - Kenton R. Bowen 04 — Edward N. Cohn 05 — Stephen P. Close 06 — Daniel D. Harkins 07 — Matthew D. Walter B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please date and sign exactly as name appears above. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title. All joint owners must sign. Please return promptly. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 0 1 7 2 4 7 2 + <STOCK#> 00V4OA

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Bancinsurance Corporation THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 250 East Broad Street, Tenth Floor Columbus, Ohio 43215 The undersigned hereby appoints John S. Sokol, Daniel D. Harkins and Matthew D. Walter, and each of them, as proxies of the undersigned, with full power of substitution in each, and hereby authorizes them to represent and to vote, as indicated on the reverse side, at the Annual Meeting of Shareholders of Bancinsurance Corporation to be held on June 2, 2008, at 4:00 p.m., Eastern Daylight Time, at The Columbus Club, 181 East Broad Street, Columbus, Ohio, or at any adjournment or postponement thereof, all of the Common Shares of Bancinsurance Corporation held of record by the undersigned on April 9, 2008, with all of the powers the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIVE IS MADE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated April 30, 2008, the Proxy Statement furnished therewith and the Bancinsurance Corporation 2007 Annual Report to Shareholders which includes the Annual Report on Form 10-K of Bancinsurance Corporation for the fiscal year ended December 31, 2007. Any proxy heretofore given to vote the Common Shares which the undersigned is entitled to vote at the Annual Meeting is hereby revoked. Please complete, sign, date and return this Proxy in the envelope furnished. (This Proxy Continues And Must Be Signed On The Reverse Side.)